                                                                     EXHIBIT 4.1
________________________________________________________________________________



                          COMMERCIAL METALS COMPANY


                                      TO


                        THE CHASE MANHATTAN BANK, NA.
                                  AS TRUSTEE



                        _____________________________



                                  INDENTURE



                      DATED AS OF _______________, 1995




                        _____________________________





________________________________________________________________________________

                           COMMERCIAL METALS COMPANY

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                  SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE
                          TRUST INDENTURE ACT OF 1939:

  TRUST INDENTURE
    ACT SECTION                                                                           INDENTURE SECTION
- ---------------------                                                                     -----------------
Section  310(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      609
       (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      609
       (a)(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not applicable
       (a)(4)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not applicable
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      608
                                                                                             610
Section  311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      613
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      613
Section  312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      701
                                                                                             702(a)
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      792(b)
       (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      702(c)
Section  313(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      703(a)
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      703(a)
       (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      703(a)
       (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      703(b)
Section  314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      704
       (a)(4)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      101
                                                                                             1009
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not applicable
       (c)(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      102
       (c)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      102
       (c)(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not applicable
       (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not applicable
       (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      102
Section  315(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      601
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      602
       (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      601
       (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      601
       (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      514
Section  316(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      101
       (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      502
                                                                                             512
       (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      513
       (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not applicable
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      508
       (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      104(c)
Section  317(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      503
       (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      504
       (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1003
Section  318(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      107

- ------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                 RECITALS OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . .   1

                                                       ARTICLE ONE

                                 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                          "Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Affiliate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Attributable Debt" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Authenticating Agent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Board of Directors"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Board Resolution"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Business Day"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Capital Expenditure" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Capital Lease Obligation"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          "Commission"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Company Request"; "Company Order"  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Consolidated Net Tangible Assets"  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Consolidated Subsidiaries" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Consolidated Tangible Net Worth" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Corporate Trust Office"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "corporation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Debt"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                          "Defaulted Interest"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "Depositary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "Event of Default"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "Funded Debt" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "Global Security" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "Holder"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "indebtedness"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "Indenture" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                          "interest"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          "Interest Payment Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          "Lien"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          "Maturity"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          "Net Available Proceeds"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          "Officers' Certificate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          "Opinion of Counsel"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          "Original Issue Discount Security"  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                          "Outstanding" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

- ---------------
Note: This table of contents shall not, for any purposes, be deemed to be a part of the Indenture.

                          "pari passu"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                           ---- -----
                          "Paying Agent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Person"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Place of Payment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Predecessor Security"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Principal Property"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Principal Subsidiary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Redemption Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Redemption Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Regular Record Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Responsible Officer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                          "Sale and Leaseback Transaction"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Securities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Security Register" and "Security Registrar"  . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Special Record Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Stated Maturity" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Subsidiary of the Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Trustee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Trust Indenture Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "U.S. Government Obligations" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          "Vice President"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 102      Compliance Certificates and Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 103      Form of Documents Delivered to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 104      Acts of Holders; Record Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 105      Notices, Etc., to Trustee and Company . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 106      Notice to Holders; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 107      Conflict with Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 108      Effect of Headings and Table of Contents  . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 109      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 110      Separability Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 111      Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 112      Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 113      Legal Holdings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                                       ARTICLE TWO

                                                      SECURITY FORMS

         Section 201      Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 202      Form of Face of Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 203      Form of Reverse of Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 204      Form of Trustee's Certificate of Authentication . . . . . . . . . . . . . . . . . . . . . .  19

- ------------
Note: This table of contents shall not, for any purposes, be deemed to be a part of the Indenture.

                                                      ARTICLE THREE

                                                      THE SECURITIES

         Section 301      Amount Unlimited; Issuable in Series  . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 302      Denominations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 303      Execution, Authentication, Delivery and Dating  . . . . . . . . . . . . . . . . . . . . . .  22
         Section 304      Temporary Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 305      Registration, Registration of Transfer and Exchange   . . . . . . . . . . . . . . . . . . .  24
         Section 306      Mutilated, Destroyed, Lost and Stolen Securities  . . . . . . . . . . . . . . . . . . . . .  25
         Section 307      Payment of Interest; Interest Rights Preserved  . . . . . . . . . . . . . . . . . . . . . .  26
         Section 308      Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 309      Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 310      Computation of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                                                       ARTICLE FOUR

                                                SATISFACTION AND DISCHARGE

         Section 401      Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 402      Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 403      Defeasance and Discharge of Securities of any Series  . . . . . . . . . . . . . . . . . . .  29
         Section 404      Defeasance of Certain Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 405      Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                                                       ARTICLE FIVE

                                                         REMEDIES

         Section 501      Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 502      Acceleration of Maturity; Rescission and Annulment  . . . . . . . . . . . . . . . . . . . .  35
         Section 503      Collection of Indebtedness and Suits for Enforcement by Trustee . . . . . . . . . . . . . .  36
         Section 504      Trustee May File Proof of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 505      Trustee May Enforce Claims Without Possession of Securities . . . . . . . . . . . . . . . .  37
         Section 506      Application of Money Collected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 507      Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 508      Unconditional Right of Holders to Receive Principal,
                          Premium and Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 509      Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 510      Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 511      Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 512      Control by Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 513      Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 514      Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 515      Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40


- -----------
Note: This table of contents shall not, for any purposes, be deemed to be a part of the Indenture.

                                                       ARTICLE SIX

                                                       THE TRUSTEE

         Section 601      Certain Duties and Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 602      Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 603      Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 604      Not Responsible for Recitals or Issuance of Securities  . . . . . . . . . . . . . . . . . .  42
         Section 605      May Hold Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 606      Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 607      Compensation and Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 608      Disqualification; Conflicting Interests . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 609      Corporate Trustee Required; Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 610      Resignation and Removal; Appointment of Successor . . . . . . . . . . . . . . . . . . . . .  43
         Section 611      Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 612      Merger, Conversion, Consolidation or Succession to Business . . . . . . . . . . . . . . . .  46
         Section 613      Preferential Collection of Claims Against Company . . . . . . . . . . . . . . . . . . . . .  46
         Section 614      Appointment of Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                                                      ARTICLE SEVEN

                                    HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701      Company to Furnish Trustee Names and Addresses of Holders . . . . . . . . . . . . . . . . .  48
         Section 702      Preservation of Information; Communicatiions to Holders . . . . . . . . . . . . . . . . . .  48
         Section 703      Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 704      Reports by Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

                                                      ARTICLE EIGHT

                                   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 801      Company May Consolidate, Etc., Only on Certain Terms  . . . . . . . . . . . . . . . . . . .  49
         Section 802      Successor Substituted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

                                                       ARTICLE NINE

                                                 SUPPLEMENTAL INDENTURES

         Section 901      Supplemental Indentures Without Consent of Holders  . . . . . . . . . . . . . . . . . . . .  50
         Section 902      Supplemental Indentures with Consent of Holders . . . . . . . . . . . . . . . . . . . . . .  51
         Section 903      Execution of Supplement Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 904      Effect of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 905      Conformity with Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 906      Reference in Securities to Supplemental Indentures  . . . . . . . . . . . . . . . . . . . .  53



- ------------
Note: This table of contents shall not, for any purposes, be deemed to be a part of the Indenture.

                                                       ARTICLE TEN

                                                        COVENANTS

         Section 1001     Payment of Principal, Premium and Interest  . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 1002     Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 1003     Money for Securities Payments to Be Held in Trust . . . . . . . . . . . . . . . . . . . . .  54
         Section 1004     Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 1005     Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 1006     Payment of Taxes and Other Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 1007     Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 1008     Limitation on Sale and Leaseback Transactions . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 1009     Statement of Officers as to Default . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 1010     Waiver of Certain Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 1011     SEC Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 1012     Limitation on Funded Debt of Principal Subsidiaries . . . . . . . . . . . . . . . . . . . .  58

                                                      ARTICLE ELEVEN

                                                 REDEMPTION OF SECURITIES

         Section 1101     Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 1102     Election to Redeem; Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 1103     Selection by Trustee of Securities to Be Redeemed . . . . . . . . . . . . . . . . . . . . .  59
         Section 1104     Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 1105     Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 1106     Securities Payable on Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 1107     Securities Redeemed in Part . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

                                                      ARTICLE TWELVE

                                                      SINKING FUNDS

         Section 1201     Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 1202     Satisfaction of Sinking Fund Payments with Securities . . . . . . . . . . . . . . . . . . .  62
         Section 1203     Redemption of Securities for Sinking Fund . . . . . . . . . . . . . . . . . . . . . . . . .  62





- ------------
Note: This table of contents shall not, for any purposes, be deemed to be a part of the Indenture.

         INDENTURE, dated as of _______________, 1995, between COMMERCIAL METALS COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 7800 Stemmons Freeway, Dallas, Texas 75247 and THE CHASE MANHATTAN BANK, N.A., a national banking association having its principal office at 4 MetroTech Center, New York, New York 11245; Attention: International Trust Group, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

                 The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                 All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101      Definitions

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 Certain terms, used principally in Article Six, are defined in that Article.

                          "Act", when used with respect to any Holder, has the
meaning specified in Section 104.

                          "Affiliate" of any specified Person means any other
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, provided, that any Person who does not own, directly or indirectly, more than 5% of the outstanding voting securities of the Company shall not be deemed to "control" the Company; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                          "Attributable Debt" means the present value
(discounted at the per annum rate of interest publicly announced by Bank of America National Trust and Savings Association as its "Reference Rate" or "Prime Rate" on the date of any calculation made hereunder, provided, that if Bank of America National Trust and Savings Association is no longer announcing a Reference Rate or a Prime Rate, the per annum rate of interest shall be the Prime Rate most recently published in the Wall Street Journal, in either case, compounded monthly) of the obligations for rental payments required to be paid during the remaining term of any lease of more than 12 months under which any Person is at the time liable.

                          "Authenticating Agent" means any Person authorized by
the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

                          "Board of Directors" means either the board of
directors of the Company or any duly authorized committee of that board.

                          "Board Resolution" means a copy of a resolution
certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                          "Business Day", when used with respect to any Place
of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to open.

                          "Capital Expenditures" means, for any period, any
expenditures of the Company or its Subsidiaries (whether payable in cash, assets or other Property or accrued as a liability (but without duplication)) during such period that, in conformity with generally accepted accounting principles consistently applied, are required to be included in fixed asset accounts as reflected in the consolidated balance sheets of the Company or its Subsidiaries.

                          "Capital Lease Obligation" of any Person means the
obligation to pay rent or other payment amounts under a lease of (or other indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation, as of any date (the "measurement date"), shall be the date of the last payment of rent or any other amount due under such lease prior to the first date after the measurement date upon which such lease may be terminated by the lessee, at its sole option, without payment of a penalty.

                          "Commission" means the Securities and Exchange
Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 (the "Exchange Act"), or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                          "Company" means the Person named as the "Company" in
the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                          "Company Request"; "Company Order" means a written
request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                          "Consolidated Net Tangible Assets" means the net book
value of all assets of the Company and its Consolidated Subsidiaries, excluding any amounts carried as assets for shares of capital stock held in treasury, debt discount and expense, goodwill, patents, trademarks and other intangible assets, less all liabilities of the Company and its Consolidated Subsidiaries (except Funded Debt, minority interests in Consolidated Subsidiaries, deferred taxes and general contingency reserves of the Company and its Consolidated Subsidiaries), which in each case would be included on a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the date of determination, all as determined on a consolidated basis in accordance with generally accepted accounting principles.

                          "Consolidated Subsidiaries" of any Person means all
other Persons that would be accounted for as consolidated Persons in such Person's financial statements in accordance with generally accepted accounting principles.

                          "Consolidated Tangible Net Worth" means the total
stockholders' equity of the Company and its Consolidated Subsidiaries, calculated in accordance with generally accepted accounting principles and reflected on the most recent balance sheet of the Company, excluding any amounts carried as assets for shares of capital stock held in treasury, debt discount and expense, goodwill, patents, trademarks and other intangible assets.

                          "Corporate Trust Office" means the principal office
of the Trustee in Dallas, Texas or the Borough of Manhattan, The City of New York, as the case may be, at which at any particular time its corporate trust business shall be administered.

                          "corporation" means a corporation, association,
company, joint-stock company or business trust.

                          "Debt" means (without duplication), with respect to
any Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person and (iv) every obligation of the type referred to in clauses (i) through

(iii) of another Person the payment of which such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise (but only, in the case of this clause (iv), to the extent such Person has guaranteed or is responsible or liable for such obligations).

                          "Defaulted Interest" has the meaning specified in
Section 307.

                          "Depositary" means, unless otherwise specified by the
Company pursuant to Section 301, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

                          "Event of Default" has the meaning specified in
Section 501.

                          "Funded Debt" means (a) all Debt of the Company and
each Principal Subsidiary of the Company maturing on, or renewable or extendible at the option of the obligor to, a date more than one year from the date of the determination thereof, (b) Capital Lease Obligations payable on a date more than one year from the date of the determination thereof, (c) guarantees, direct or indirect, and other contingent obligations of the Company and each Principal Subsidiary of the Company in respect of, or to purchase or otherwise acquire or be responsible or liable for (through the investment of funds or otherwise), any obligations of the type described in the foregoing clauses (a) or (b) of others (but not including contingent liabilities on customers' receivables sold with recourse), and (d) amendments, renewals, extensions and refundings of any obligations of the type described in the foregoing clauses (a), (b) or (c).

                          "Global Security" means a Security issued to evidence
all or a part of any series of Securities which is executed by the Company and authenticated and delivered by the Trustee to the Depositary (or its nominee or other representative) or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered as to principal and interest in the name of the Depositary or its nominee.

                          "Holder" means a Person in whose name a Security is
registered in the Security Register.

                          "indebtedness", with respect to any Person, includes
all indebtedness of another Person the payment of which such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise (but only to the extent such Person has guaranteed or is responsible or liable for such obligations).

                          "Indenture" means this instrument as originally
executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respective. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

                          "interest", when used with respect to an Original
Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                          "Interest Payment Date", when used with respect to
any Security, means the Stated Maturity of an installment of interest on such Security.

                          "Lien" means, with respect to any property or assets,
any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                          "Maturity" when used with respect to any Security,
means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                          "Net Available Proceeds" from any Sale Transaction by
any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of indebtedness or obligations relating to the properties or assets that are the subject of such Sale Transaction or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Sale Transaction, (ii) all payments made by such Person or its Principal Subsidiaries on any indebtedness which is secured in whole or in part by any such properties and assets in accordance with the terms of any Lien upon or with respect to any such properties and assets or which must, by the terms of such Lien, or in order to obtain a necessary consent to such Sale Transaction or by applicable law, be repaid out of the proceeds from such Sale Transaction, and (iii) all distributions and other payments made to minority interest holders in Principal Subsidiaries of such Person or joint ventures as a result of such Sale Transaction.

                          "Officers' Certificate" means a certificate signed by
Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1009 shall be the principal executive, financial or accounting officer of the Company.

                          "Opinion of Counsel" means a written opinion of
counsel, who may be David M. Sudbury, general counsel for the Company and who may be Haynes and Boone, L.L.P., and who shall be reasonably acceptable to the Trustee.

                          "Original Issue Discount Security" means any Security
which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

                          "Outstanding" when used with respect to Securities,
means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                   (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities in accordance with Section 401; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;


                  (iii) Securities for whose payment or redemption money or U.S. Government Obligations in the necessary amount has been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 609) in trust for the Holders of such Securities in accordance with Section 403; and

                   (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that pledgee is not the Company or any obligor upon the Securities or any Affiliate of the Company or of such other obligor to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                          "pari passu", when used with respect to the ranking
of any indebtedness of any Person in relation to other indebtedness of such Person, means that each such indebtedness (a) either (i) is not subordinate in right of payment to any other indebtedness of such Person or (ii) is subordinate in right of payment to the same indebtedness of such person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any indebtedness of such Person as to which the other is not so subordinate.

                          "Paying Agent" means any Person authorized by the
Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                          "Person" means any individual, corporation,
partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                          "Place of Payment" when used with respect to the
Securities of any series, means New York, New York.

                          "Predecessor Security" of any particular Security
means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Securities authenticated and delivered under Section 306 in exchange for or in lieu of mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                          "Principal Property" means any facility (together
with the land on which it is erected and fixtures comprising a part thereof) used primarily for manufacturing, processing, research, warehousing or distribution, owned or leased by the Company or a Subsidiary of the Company and
(i) having a net book value in excess of 3% of Consolidated Net Tangible Assets, other than any such facility or portion thereof which is a pollution control facility financed by state or local government obligations or is not of material importance to the total business conducted or assets owned by the Company and its Subsidiaries as an entirety, or (ii) any assets or properties acquired with Net Available Proceeds from a Sale and Leaseback Transaction that are irrevocably designated by the Company as a Principal Property, which designation shall be made in writing to the Trustee.

                          "Principal Subsidiary" means any Subsidiary that
owns or leases a Principal Property or owns or controls stock which under ordinary circumstances has the voting power to elect a majority of the Board of Directors of a Principal Subsidiary.

                          "Redemption Date", when used with respect to any
Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                          "Redemption Price", means used with respect to any
Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                          "Regular Record Date" for the interest payable on any
Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                          "Responsible Officer" means any vice president,
assistant vice president or corporate trust officer of the Corporate Trust Department of the Trustee and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                          "Sale and Leaseback Transaction" of any Person means
an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any Principal Property that, within 12 months of the start of such lease and after the Reference Date, has been and is being sold, conveyed, transferred or otherwise disposed of by such Person to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property. The term of such arrangement, as of any date (the "measurement date"), shall end on the date of the last payment of rent or any other amount due under each arrangement on or prior to the first date after the measurement date on which such arrangement may be terminated by the lessee, as its sale option, without payment of a penalty. "Sale Transaction" means any such sale, conveyances, transfer or other disposition. The "Reference Date" means, for any property that becomes a Principal Property, the last day of the sixth month after the date of the acquisition, completion of construction and commencement of operation of such property.

                          "Securities" has the meaning stated in the first
recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                          "Security Register" and "Security Registrar" have the
respective meanings specified in Section 305.

                          "Special Record Date" for the payment of any Default
Interest means a date fixed by the Trustee pursuant to Section 307.

                          "Stated Maturity", when used with respect to any
Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                          "Subsidiary of the Company" means any corporation of
which the Company directly or indirectly owns or controls stock which under ordinary circumstances (not dependent upon the happening of a contingency) has the voting power to elect a majority of the board of directors of such corporation.

                          "Trustee" means the Person named as the "Trustee" in
the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                          "Trust Indenture Act" means the Trust Indenture Act
of 1939 as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                          "U.S. Government Obligations" means securities which
are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                          "Vice President", when used with respect to the
Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102      Compliance Certificates and Opinions

                 Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definition herein relating thereto;

                          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                          (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103      Form of Documents Delivered to Trustee

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104      Acts of Holders; Record Dates

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                 (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                 (d) The ownership of Securities shall be proved by the Security Register.

                 (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Securities issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105      Notices, Etc., to Trustee and Company

                 Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

                          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, to the attention of the Treasurer with a copy to the Secretary.

Section 106      Notice to Holders; Waiver

                 Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to

Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107      Conflict with Trust Indenture Act

                 If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108      Effect of Headings and Table of Contents

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109      Successors and Assigns

                 All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110      Separability Clause

                 In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111      Benefits of Indenture

                 Nothing in this Indenture or in the Securities, express or implied, shall give to any Person other than the parties hereto and their successors hereunder and the Holders, any benefit or legal or equitable right, remedy or claim under this Indenture.

Section 112      Governing Law

                 This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

Section 113      Legal Holdings

                 In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 SECURITY FORMS

Section 201      Forms Generally

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202      Form of Face of Security

                 [if the Security is a Global Security, insert - Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (the "Depositary"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                 UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                 [if the Security is an Original Issue Discount Security, insert - FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS _____% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS ____________, 19___[,] [AND] THE YIELD TO MATURITY IS ______%[, THE METHOD USED TO DETERMINE THE YIELD IS __________________ AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF _____________, 19___ TO ______________, 19____ IS ______% OF THE PRINCIPAL AMOUNT OF THIS SECURITY].


                           COMMERCIAL METALS COMPANY

                        ______________________________

No. ____________                                                  $__________

                 Commercial Metals Company, a corporation duly organized and existing under the laws of the Delaware (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred
to), for value received, hereby promises to pay to_________________________ or registered assigns, the principal sum of ___________________________________
Dollars on ______________________________ [if the Security is to bear interest prior to Maturity, insert - and to pay interest thereon from ______________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _____________________ and _____________ in each year, commencing
_____________________, at the rate of ______% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of _____% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______________ or ________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                 [If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been paid or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                 Payment of the principal of (and premium if any) and [if applicable, insert - any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______________________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -; provided however that at the option of the Company payment of interest may be made by check mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register].

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                     COMMERCIAL METALS COMPANY



                                           By:_________________________________

ATTEST:


__________________________


Section 203      Form of Reverse of Security

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated _______________, 1995 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $_____________].

                 [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert - (1) on ____________ in any year commencing with the year ______ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [on or after ____________, 19____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ________________, ____%, and if redeemed] during the 12-month period beginning
_____________ of the year indicated,

Year            Redemption Price                  Year             Redemption Price
- ----            ----------------                  ----             ----------------







and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption [if applicable, insert- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates as referred to on the face hereof, all as provided in the Indenture].

                  [if applicable, insert-The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ________________ in any year commencing with the year _______ and ending with the year ______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _______________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below. If redeemed during the 12-month period beginning ____________________ of the years indicated,

                                                                                   Redemption Price For
                       Redemption Price For                             Redemption Otherwise Than
                    Redemption Through Operation                            Through Operation
Year                     of the Sinking Fund                               of the Sinking Fund
- ----                ----------------------------                        -------------------------





and thereafter at a Redemption Price equal to __________% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                 [Notwithstanding the foregoing, the Company may not, prior to _______________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

                 [The sinking fund for this series provides for redemption on ______________ in each year beginning with the year _______ and ending with the year _______ of [not less than $________ ("mandatory sinking fund") and not more than] $________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

                 [If the Security is subject to redemption, insert - In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                 [If the Security is not an Original Issue Discount Security, insert - If an Event of Default with respect to Securities to this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. ]

                 [If the Security is an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to - insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest hereof on or after the respective due dates expressed herein.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204      Form of Trustee's Certificate of Authentication

                 The Trustee's certificate of authentication shall be in substantially the following form:

                 This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                         THE CHASE MANHATTAN BANK, N.A.,
                                         as Trustee


                                         By:__________________________



                                 ARTICLE THREE

                                 THE SECURITIES


Section 301      Amount Unlimited; Issuable in Series

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                 The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);


                          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to
         Section 303, are deemed never to have been authenticated and delivered hereunder);

                          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                          (4) the date or dates on which the principal of the Securities of the series is payable;

                          (5) the rate or rates at which the Securities of the series shall bear interest, or the method or methods by which such rate or rates shall be determined, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                          (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Series of the series may be redeemed, in whole or in part, at the option of the Company;

                          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                          (8) if other than denominations of $100,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Securities of the series shall be issuable;

                          (9) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

                          (10) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                          (11) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security and, in such case, the Depositary with respect to such Global Security or Securities and the circumstances under which any such Global Security may be registered for transfer for exchange, or authenticated and delivered, in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

                          (12) if other than the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which the payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                          (13) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502; and

                          (14) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

                 All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section
303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.
The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers' Certificate or supplemental indenture.

                 Except as otherwise provided with respect to any series of Securities, at the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check, on or before the applicable Interest Payment Date, to the address of the person entitled thereto as such address shall appear in the Securities Register.

                 If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to delivery of the Officers' Certificate setting forth the terms of the series.

Section 302      Denominations

                 The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

Section 303      Execution, Authentication, Delivery and Dating

                 The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Treasurer or Secretary or one of its Assistant Treasurers or Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                 Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating:

                 (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                 (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                 (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                 Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

                 Each security shall be dated the date of its authentication.

                 No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered but never issued and sold by the Company and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304      Temporary Securities

                 Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                 If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305      Registration, Registration of Transfer and Exchange

                 The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                 Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                 At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                 Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

                 No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

                 The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                 Notwithstanding the foregoing, no Global Security shall be registered for transfer or exchange, or authenticated and delivered, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, in the name of a Person other than the Depositary for such Global Security or its nominee until (i) the Depositary with respect to a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or the Depositary ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable and exchangeable, or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, such Global Security may be registered for transfer or exchange for Securities registered in the names of, or authenticated and delivered to, such Persons as the Depositary with respect to such series shall direct.

                 Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section,
Section 304, 306, 906 or 1107 or otherwise, shall also be a Global Security and bear the legend specified in Section 202.

Section 306      Mutilated, Destroyed, Lost and Stolen Securities

                 If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                 If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                 Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307      Payment of Interest; Interest Rights Preserved

                 Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                 Any interest on any Securities of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect to such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment for such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308      Persons Deemed Owners

                 Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 401      Cancellation

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of unless otherwise directed by a Company Order.

Section 310      Computation of Interest

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401      Satisfaction and Discharge of Indenture

         This Indenture shall upon Company request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                          (1)     either

                                  (A)      all Securities theretofore
         authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                                  (B)      all such Securities not theretofore
         delivered to the Trustee for cancellation

                                        (i)     have become due and payable, or

                                        (ii)    will become due and payable at
                 their Stated Maturity within one year, or

                                        (iii)   are to be called for redemption
                 within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money or U.S. Government Obligations shall have been deposited with the Trustee in accordance with Section 403 or 404, the obligations of the Company to the Trustee under
Section 402(b), and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402      Application of Trust Money

                 (a)      Subject to the provisions of the last paragraph in
         Section 1003, all money deposited with the Trustee pursuant to Section 401, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 403 or 404 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 403 or 404, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 403 or 404.

                 (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 403 or 404 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                 (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 403 or 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.

Section 403      Defeasance and Discharge of Securities of any Series

         The Company may elect, at its option by Board Resolution at any time, to have this Section 403 be applicable to Securities of any series. Upon the Company's exercise of the option to have this Section 403 applied to Securities of any series, then notwithstanding Section 401, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of that series, the provisions of this Indenture as it relates to such Outstanding Securities (except as to the rights of Holders of Securities to receive, from the trust funds described in subparagraph (1) below, payment of the principal of (and premium, if any) or interest on such Securities on the Stated Maturity of such principal or installment of principal or interest or any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities, the Company's obligations with respect to such Securities under Sections 304, 306, 1002 and 1003 and the rights, powers, trusts, duties and immunities of the Trustee hereunder) shall no longer be in effect, and the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging the same, provided that the following conditions have been satisfied:

                          (1) the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5), (6), (7) and (8) below have been satisfied, but subject to the provisions of Section 402(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 403, (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

                          (2) such deposit will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound, which breach, violation or default is material to the interests of the Holders of the Securities of that series;

                          (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series (other than an Event of Default under Section 501(4) with respect to any of Sections 1005 through 1008, inclusive, and Section 801) shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or Section 501(7) or event which with the giving of notice or lapse of tine or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 91st day after such date;

                          (4) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or there has been a change in the applicable federal income tax law, in either case to the effect that Holders of the Securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

                          (5) if the Securities of that series are then listed on the New York Stock Exchange, Inc., the Company shall have delivered to the Trustee an Officers' Certificate to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted;

                          (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities of any such series as contemplated by this Section have been complied with;

                          (7) such deposit, defeasance and discharge shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act; and

                          (8) such deposit, defeasance and discharge shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

Section 404      Defeasance of Certain Obligations

         The Company may elect, at its option by Board Resolution at any time, to have this Section 404 be applicable to Securities of any series. Upon the Company's exercise of the option to have this Section 404 applied to the Securities of any series, the Company may omit to comply with and shall have no liability in respect of any term, provision or condition set forth in Sections 1005 through 1008, inclusive (whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein), and Section 501(4) (with respect to any term, provision or condition set forth in Sections 1005 through 1008, inclusive and Section 801) and 501(5) shall be deemed not to be an Event of Default, in each case with respect to the Securities of that series, provided that the following conditions have been satisfied:

                          (1) the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5), (6), (7) and (8) below have been satisfied, but subject to the provisions of Section 402(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 404, (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to

         Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

                          (2) such deposit will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound, which breach, violation or default is material to the interests of the Holders of the Securities of that series;

                          (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series (other than an Event of Default under Section 501(4) with respect to any of Sections 1005 through 1008, inclusive, and Section 801) shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or Section 501(7) or event which with the giving of notice or lapse of tine or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 91st day after such date;

                          (4) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit or the elimination of the Company's obligations to comply with the terms and provisions as contemplated above and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and elimination of the Company's obligations to comply as contemplated above had not occurred;

                          (5) if the Securities of that series are then listed on the New York Stock Exchange, Inc., the Company shall have delivered to the Trustee an Officers' Certificate to the effect that such deposit and elimination of the Company's obligations to comply as contemplated above will not cause such Securities to be delisted;

                          (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and elimination of the Company's obligations to comply as contemplated above have been complied with;

                          (7) such deposit and defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act; and

                          (8) such deposit and defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

Section 405      Reinstatement

         If the Trustee or any Paying Agent is unable to apply any money from any deposit under Section 403 or 404 in accordance with Section 402(a) with respect to the Securities of the series entitled thereto by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 403 or 404 with respect to such Securities until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 402(a) with respect to such Securities in accordance with Section 402(a); provided, however, that if the Company makes any payment of principal of or any interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money so held in trust.


                                  ARTICLE FIVE

                                    REMEDIES

Section 501      Events of Default

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                          (2) default in the payment of the principal of (or premium, if any) on any Security of that series at its Maturity; or

                          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Principal Subsidiary of the Company having an aggregate principal amount outstanding in excess of an amount equal to 3% of Consolidated Net Tangible Assets or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Principal Subsidiary of the Company having an aggregate principal amount outstanding in excess of an amount equal to 3% of Consolidated Net Tangible Assets, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto (which grace period, if such portion of the principal is less than an amount equal to 1% of Consolidated Net Tangible Assets in the aggregate, shall be deemed to be no less than 5 days) or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                          (7)     the commencement by the Company of a
         voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                          (8) any other Event of Default provided with respect to Securities of that series.

Section 502      Acceleration of Maturity; Rescission and Annulment

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                                  (A)      all overdue interest on all
                 Securities of that series,

                                  (B)      the principal of (and premium, if
                 any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                                  (C)      to the extent that payment of such
                 interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                                  (D)      all sums paid or advanced by the
                 Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                          (2) all Events of Default with respect to Securities of that series, other than the non- payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503      Collection of Indebtedness and Suits for Enforcement by
Trustee

         The Company covenants that if

                          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504      Trustee May File Proof of Claim

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505      Trustee May Enforce Claims Without Possession of Securities

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506      Application of Money Collected

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:           To the payment of all amounts due the Trustee
         under Section 607; and

                 SECOND:          To the payment of the amounts then due and
         unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

Section 507      Limitation on Suits

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                          (4) the Trustee for 60 days after its receipt of such notice, request and offer indemnity has failed to institute any such proceeding; and

                          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or any availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508 Unconditional Right of Holders to Receive Principal, Premium and Interest

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section
307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509      Restoration of Rights and Remedies

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holder shall continue as though no such proceeding had been instituted.

Section 510      Rights and Remedies Cumulative

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511      Delay or Omission Not Waiver

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512      Control by Holders

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513      Waiver of Past Defaults

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514      Undertaking for Costs

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess cost against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act, provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

Section 515      Waiver of Stay or Extension Laws

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601      Certain Duties and Responsibilities

         The duties and responsibilities of the Trustee shall be provided by the Trust Indenture Act and this Indenture. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee with respect to such series.

Section 602      Notice of Defaults

         If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.
For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603      Certain Rights of Trustee

         Subject to the provisions of Section 601:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604      Not Responsible for Recitals or Issuance of Securities

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605      May Hold Securities

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606      Money Held in Trust

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607      Compensation and Reimbursement

         The Company agrees

                          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                          (3) to indemnify the Trustee and its officers for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending any of them against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section 607 the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article 5, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law. The obligations of the Company set forth in this Section 607 and any lien arising hereunder shall survive the resignation or removal of any Trustee.

         In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article 6 shall also be afforded to such Paying Agent or Transfer Agent and Security Registrar.

Section 608      Disqualification; Conflicting Interests

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609      Corporate Trustee Required; Eligibility

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $25,000,000 and its Corporate Trust Office, or an office or agency thereof, in Dallas, Texas or in the The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610      Resignation and Removal; Appointment of Successor

                 (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                 (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                 (d)      If at any time:

                          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                          (2)     the Trustee shall cease to be eligible under
         Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to
         Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
         Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611      Acceptance of Appointment by Successor

                 (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                 (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the right, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
         (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                 (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

                 (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612      Merger, Conversion, Consolidation or Succession to Business

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613      Preferential Collection of Claims Against Company

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614      Appointment of Authenticating Agent

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                        THE CHASE MANHATTAN BANK, N.A.,
                                        As Trustee


                                        By______________________________________
                                                  As Authenticating Agent


                                        By______________________________________
                                                   Authorized Officer

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701      Company to Furnish Trustee Names and Addresses of Holders

         The Company will furnish or cause to be furnished to the Trustee:

                 (a) semi-annually, not later than 15 days after each Regular Record Date for each series of Securities at the time Outstanding, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date (or a date to be determined pursuant to Section 301 for Original Issue Discount Securities); and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702      Preservation of Information; Communications to Holders

                 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                 (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                 (c) Every Holder of Securities, by receiving and holding same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703      Reports by Trustee

                 (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto within 60 days after July 1 of each year commencing July 1, 1996.

                 (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704      Reports by Company

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801      Company May Consolidate, Etc., Only on Certain Terms

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Principal Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Principal Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                          (3) if, as a result of any such consolidation or merger of such conveyance, transfer or lease, properties or assets of the Company or any Principal Subsidiary of the Company would become subject to a Lien which would not be permitted by this Indenture, the Company or if applicable the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all Debt secured by such Lien; and

                          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802      Successor Substituted

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901      Supplemental Indentures Without Consent of Holders

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                          (2) to add to the covenants of the Company for the benefit of the Holders of all of or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                          (3)     to add any additional Events of Default; or

                          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                          (6) to secure the Securities pursuant to the requirements of Section 1007 or otherwise; or

                          (7) to establish the form or terms of Securities of any series as permitted by Section 201 and 301; or

                          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                          (9)     to cure any ambiguity, to correct or
         supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902      Supplemental Indentures with Consent of Holders

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                          (3)     modify any of the provisions of this Section,
         Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provisions, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903      Execution of Supplement Indentures

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Article 6) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904      Effect of Supplemental Indentures

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905      Conformity with Trust Indenture Act

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906      Reference in Securities to Supplemental Indentures

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                   COVENANTS

Section 1001     Payment of Principal, Premium and Interest

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002     Maintenance of Office or Agency

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003     Money for Securities Payments to Be Held in Trust

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         The Company may at any time, for the purpose of obtaining satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004     Existence

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005     Maintenance of Properties

         The Company will cause all properties used or useful in the conduct of its business or the business of any Principal Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company desirable in the conduct of its business or the business of any Principal Subsidiary of the Company and not disadvantageous in any material respect to the Holders.

Section 1006     Payment of Taxes and Other Claims

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1007     Limitation on Liens

                 (a) The Company shall not, and shall not permit any Principal Subsidiary of the Company to, incur or suffer to exist any Lien upon any Principal Property, or upon any shares of stock of any Principal Subsidiary of the Company (whether such Principal Property or shares are now owned or hereafter acquired), to secure any Debt without making, or causing such Principal Subsidiary to make, effective provision for securing the Securities (and no other indebtedness of the Company or any Principal Subsidiary of the Company except, if the Company shall so determine, any other indebtedness of the Company which is not subordinate in right of payment to the Securities or of such Principal Subsidiary) (x) equally and ratably with such Debt as to such Principal Property or shares for as long as such Debt shall be so secured unless (y) such Debt is Debt of the Company which is subordinate in right of payment to the Securities, in which case prior to such Debt as to such Principal Property or shares for as long as such Debt shall be so secured.

                          The foregoing restrictions will not apply to Liens existing at the date of this Indenture or to:

                                   (i)     Liens securing only the Securities;

                                  (ii)     Liens in favor of only the Company;

                                 (iii)     Liens on property of a Person
                 existing at the time such Person is merged into or consolidated with the Company or any Principal Subsidiary of the Company (but only to the extent such Liens cover such property);

                                  (iv)     Liens on property existing
                 immediately prior to the time of acquisition thereof (and not in anticipation of the financing of such acquisition);

                                   (v)     any Lien upon a Principal Property
                 (including any property that becomes a Principal Property after acquisition thereof) to secure Debt incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the property subject to such Lien; provided, however, that (A) the principal amount of any Debt secured by such Lien (1) does not exceed 100% of such purchase price or cost and (2) is incurred not later than six months after such purchase or the completion of such construction or improvement, whichever is later, and (B) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item;

                                  (vi)     Liens to secure Debt incurred to
                 extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing Clauses
                 (i) to (v) as long as such Lien does not extend to any other property and the original amount of the Debt so secured in not increased; and

                                 (vii) any Lien securing Debt owing by the Company to a wholly owned Principal Subsidiary of the Company (provided that such Debt is at all times held by a person which is a wholly owned Principal Subsidiary of the Company); provided, however, that for purposes of this Section 1007 and 1008 hereof,upon either (A) the transfer or other disposition of a Debt secured by a Lien so permitted to a Person other than the Company or another wholly owned Principal Subsidiary of the Company or (B) the issuance, sale, lease, transfer or other disposition of shares of capital stock of any such wholly owned Principal Subsidiary to a Person other than the Company or another wholly owned Principal Subsidiary of the Company, the provisions of this Clause (vii) shall no longer be applicable to such Lien and such Lien shall be subject (if otherwise subject) to the requirements of this Section 1007 without regard to this Clause (vii).

                 (b) In addition to the foregoing, the Company and its Principal Subsidiaries may incur and suffer to exist a Lien to secure any Debt or enter into a Sale and Leaseback Transaction without equally and ratably securing the Securities if, after giving effect thereto, the sum of (i) the principal amount of Debt secured by all Liens incurred after the date of this Indenture and otherwise prohibited by this Indenture and (ii) the Attributable Debt of all Sale and Leaseback Transactions entered into after the date of this Indenture and otherwise prohibited by this Indenture does not exceed 10% of the Consolidated Net Tangible Assets of the Company.

                 (c)      If the Company shall hereafter be required under this
         Section 1007 to make (or cause to be made) effective provision for securing the Securities, then (i) the Company will promptly deliver to the Trustee an Officers' Certificate and Opinion of Counsel stating that this Section 1007 has been complied with and that any instruments executed by the Company or any Principal Subsidiary of the Company in the performance of this Section 1007 shall comply with the requirements hereof, and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the Holders of the Securities as so secured.

Section 1008     Limitation on Sale and Leaseback Transactions

         The Company shall not, and shall not permit any Principal Subsidiary of the Company to, enter into any Sale and Leaseback Transaction (except for a period not exceeding 36 months) unless:

                 (1) The Company or such Principal Subsidiary would be entitled to enter into such Sale and Leaseback Transaction pursuant to the provisions of Section 1007(b) hereof without equally and ratably securing the Securities; or

                 (2) The Company or such Principal Subsidiary applies or commits to apply, within 270 days before or after the Sale Transaction pursuant to such Sale and Leaseback Transaction, an amount equal to the Net Available Proceeds therefrom to any combination of the following: (i) the repayment of Funded Debt, (ii) the purchase of other property which will constitute Principal Property that has an aggregate value of at least the consideration paid therefor or (iii) Capital Expenditures with respect to any Principal Property; provided that the amount to be applied or committed to the repayment of such Funded Debt shall be reduced by (a) the principal amount of any Securities delivered within six months before or after such Sale Transaction to the Trustee for retirement and cancellation, and (b) the principal amount of such Funded Debt as is voluntarily retired by the Company within six months before or after such Sale Transaction (it being understood that no amount so applied or committed and no Securities so delivered or indebtedness so retired may be counted more than once for such purpose); provided, further, that no repayment or retirement referred to in this Clause (2) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

Section 1009     Statement of Officers as to Default

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1010     Waiver of Certain Covenants

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1007 and 1008 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1011     SEC Reports

         The Company shall deliver to the Trustee within 15 days after it files the same with the Commission, copies of all reports and information (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe), if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

Section 1012     Limitation on Funded Debt of Principal Subsidiaries

         (a) The Company shall not permit any Principal Subsidiary to incur or assume any Funded Debt if, immediately after the incurrence or assumption of such Funded Debt, the aggregate outstanding principal amount of all Funded Debt of Principal Subsidiaries (other than Funded Debt of a Principal Subsidiary to the Company or another directly or indirectly wholly-owned Subsidiary) exceeds thirty percent (30%) of Consolidated Tangible Net Worth. Notwithstanding the foregoing, any Principal Subsidiary may incur Funded Debt (i) payable to the Company or to another Principal Subsidiary, (ii) secured by Liens permitted pursuant to Section 1007(a)(i) through (vii), or (iii) to extend, renew or replace Funded Debt of such Principal Subsidiary, provided that the principal amount of the Funded Debt so incurred pursuant to this clause (iii) does not exceed the principal amount of the Funded Debt extended, renewed or replaced thereby immediately prior to such extension, renewal or replacement plus any premium, accrued and unpaid interest or capitalized interest payable thereon.

         (b) Any corporation which becomes a Principal Subsidiary after the date hereof shall for all purposes of this Section 1012 be deemed to have created, assumed or incurred at the time it becomes a Principal Subsidiary all Funded Debt of such corporation existing immediately after it becomes a Principal Subsidiary.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101     Applicability of Article

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102     Election to Redeem; Notice to Trustee

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or by action taken pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103     Selection by Trustee of Securities to Be Redeemed

         If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104     Notice of Redemption

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

         All notices of redemption shall state:

                          (1)     the Redemption Date,

                          (2)     the Redemption Price,

                          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                          (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105     Deposit of Redemption Price

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106     Securities Payable on Redemption Date

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107     Securities Redeemed in Part

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as required by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                 SINKING FUNDS

Section 1201     Applicability of Article

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202     Satisfaction of Sinking Fund Payments with Securities

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203     Redemption of Securities for Sinking Fund

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 and not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                         ______________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            COMMERCIAL METALS COMPANY



                                            By: ________________________________
                                                Name:
                                                Title:

Attest:

_______________________________




                                            THE CHASE MANHATTAN BANK, N.A.




                                            By:________________________________
                                               Name:
                                               Title:


Attest:

_______________________________

STATE OF __________       )
                          )          SS:
COUNTY OF __________      )

         On the ______ day of _______________, 1995, before me personally came __________________________________, to me known, who, being by me duly sworn, did depose and say that he is _______________ of Commercial Metals Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


              ____________________________________________________



STATE OF __________       )
                          )          SS:
COUNTY OF __________      )

         On the ______ day of _______________, 1995, before me personally came __________________________________, to me known, who, being by me duly sworn, did depose and say that he is _______________ of The Chase Manhattan Bank, N.A., one of the entities described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


              ____________________________________________________